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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 27, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)



            DELAWARE                       0-9808                76-0582150
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

  On June 27, 2001, Plains All American Pipeline, L.P. (the "Partnership") and its general partner, Plains AAP, L.P. ("Plains AAP") restructured the general partner ownership of the Partnership's two principal operating subsidiary partnerships to cause them to be wholly-owned by the Partnership. The purpose of the restructuring was to simplify and reduce the cost of compliance with Securities and Exchange Commission rules related to financial reporting requirements of subsidiaries.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)      Exhibits

      10.1 Contribution, Assignment and Amendment Agreement, dated as of June 27, 2001, among Plains All American Pipeline, L.P., Plains Marketing, L.P., All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC and Plains Marketing GP Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  June 27, 2001                  By:  Plains AAP, L.P., its general partner

                                      By:  Plains All American GP LLC,
                                           its general partner


                                      By:  /s/ TIM MOORE
                                          -------------------------------------
                                          Name:  Tim Moore
                                          Title: Vice President
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                               INDEX TO EXHIBITS

      10.1 Contribution, Assignment and Amendment Agreement, dated as of June 27, 2001, among Plains All American Pipeline, L.P., Plains Marketing, L.P., All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC and Plains Marketing GP Inc.